UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2012 (July 25, 2012)

Date of Report (Date of earliest event reported)

TYLER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5949 Sherry Lane, Suite 1400

Dallas, Texas 75225

(Address of principal executive offices)

(972) 713-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 25, 2012, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition as of June 30, 2012, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Exhibit number	Exhibit description

99.1	News Release issued by Tyler Technologies, Inc. dated July 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

Date: July 25, 2012	By:	/s/ Brian K. Miller
Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)